SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                              OCTOBER 5, 1999
              Date of Report (Date of Earliest Event Reported)


                            ASARCO INCORPORATED
           (Exact name of Registrant as specified in its charter)


      DELAWARE                      1-164                     13-492440
(State or Other Jurisdiction    (IRS Employer Number)   (Identification No.)
Incorporation or Organization)


180 MAIDEN LANE, NEW YORK, NEW YORK                            10038
(Address of Principal Executive Office)                      (Zip Code)


                               (212) 510-2000
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS.

      On October 5, 1999, ASARCO Incorporated ("ASARCO"), Phelps Dodge Corporation and AAV Corporation entered into an Agreement and Plan of Merger, dated as of October 5, 1999 (the "Merger Agreement"), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      In addition, on October 6, 1999, ASARCO issued a press release relating to the Merger Agreement, a copy of which is attached hereto as
Exhibit 99.2 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

            (c)   Exhibits

                  99.1 Agreement and Plan of Merger, dated as of October 5, 1999, among ASARCO Incorporated, Phelps Dodge Corporation and AAV Corporation.

                  99.2 Press Release of ASARCO Incorporated, dated October 6, 1999.



                              SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            ASARCO INCORPORATED


                              By:  /s/ Francis R. McAllister
                                   _______________________________
                                   Name: Francis R. McAllister
                                   Title: Chairman and Chief Executive Officer


Date:  October 6, 1999


                            EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION                         PAGE NO.

99.1                          Agreement and Plan of Merger, dated
                              as of October 5, 1999, among ASARCO
                              Incorporated, Phelps Dodge Corporation and
                              AAV Corporation.

99.2                          Press Release of ASARCO
                              Incorporated, dated October 5, 1999.